Exhibit 32

Certification Persuant to Section 906 of the Sarbanes-Oxley Act of
2002

(18 U.S.C. 1350)


Persuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) the undersigned General Partners of TASA Products Limited, a Washington limited partnership (the "Company"), do hereby certify, to the best of such General Partner's knowledge and belief, that:

1. The Annual Report on Form 10-K for the year ended December 31, 2004 (the "Form 10-K) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/MICHEL E. MAES                       /s/JAMES R. STEFFEY
Michel E. Maes                          James R. Steffey
Co-General Partner                      Co-General Partner
Date: 8-10-05                           Date: 8-10-05